UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2004

GAMETECH INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23401	33-0612983

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada 89521

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (775) 850-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	Clarence H. Thiesen resigned as a director of the Company, effective September 13, 2004.

Item 7.01. Regulation FD Disclosure.

     The Company is furnishing this Report on Form 8-K pursuant to Regulation FD in connection with the disclosure of information in the form of the textual information from a slide presentation to be given on September 21, 2004.

     The information in this Report on Form 8-K (including Exhibit 99.2) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

     The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

     On September 15, 2004, the Company issued a press release announcing the September 21, 2004 presentation. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit No.

99.1	Press Release dated September 15, 2004

99.2	GameTech International, Inc. Presentation

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2004	GAMETECH INTERNATIONAL, INC.
	By:	/s/ Andrejs K. Bunkse
Andrejs K. Bunkse
Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.
99.1	Press Release dated September 15, 2004

99.2	GameTech International, Inc. Presentation

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